UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2008

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      0-10971                 52-1508198
----------------------------         ----------------         ----------------
(State or Other Jurisdiction)      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1130 Connecticut Avenue, Washington, DC                           20036
---------------------------------------                       -------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
           ---------------------------------------------------------------------

     On December 10, 2008, the Board of Directors of Abigail Adams National Bancorp, Inc. (the "Company") appointed David Bradley as a director. Mr. Bradley has served as a director of The Adams National Bank since June of 2002. Mr. Bradley is the Founder and Executive Director of the National Community Action Foundation, a private, non-profit advocacy organization that represents a network of 1,100 community action agencies. Mr. Bradley is also the Chief Executive Officer of each of the National Workforce Association and USAWorks!, organizations that advocate for, and assist in the development of, job training systems in the United States. Mr. Bradley beneficially owns 300 shares of Company common stock.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell Company Transactions. Not Applicable.

(d)  Exhibits. Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ABIGAIL ADAMS NATIONAL BANCORP, INC.



DATE: December 11, 2008             By:     /s/ Karen Troutman
                                            -----------------------------------
                                            Karen Troutman
                                            Chief Financial Officer